Subsequent Event	6 Months Ended
Jun. 30, 2011
Subsequent Event
(6)	Subsequent Event

On July 27, 2011, CDSI entered into the Merger Agreement with Merger Sub, SG Blocks and the Signing Stockholders.  Upon the consummation of the transactions contemplated by the Merger Agreement, Merger Sub will be merged with and into SG Blocks, with SG Blocks surviving the merger and becoming a wholly-owned subsidiary of CDSI (the “Merger”).

Upon consummation of the Merger, the holders of common stock of SG Blocks will receive an aggregate of 36,050,741 shares of CDSI common stock.   Additionally, Ladenburg Thalmann & Co. Inc. (“Ladenburg”) will receive in the Merger 408,750 shares of CDSI common stock pursuant to contractual obligations between SG Blocks and Ladenburg.

Upon consummation of the Merger, all outstanding SG Blocks warrants shall be cancelled and substituted with warrants of similar tenor to purchase an aggregate of 1,145,509 shares of CDSI common stock.

As a result of the foregoing transactions, the current holders of common stock of CDSI will own an aggregate of 8% of the common stock of CDSI on a fully diluted basis, the stockholders and warrant holders of SG Blocks will beneficially own an aggregate of 91% of the common stock of CDSI on a fully diluted basis and Ladenburg will own an aggregate of 1% of the common stock of CDSI on a fully diluted basis (not including the warrants to purchase shares of CDSI common stock it will receive in the Merger as a result of it currently holding warrants to purchase shares of SG Blocks common stock).

If approved, the Merger is expected to be consummated in September 2011, after the required approval by the stockholders of SG Blocks and the fulfillment of certain other conditions, as described in the Merger Agreement.